UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

October 1, 2009
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

On October 1, 2009, the Sovran Self Storage, Inc. (the "Company") issued a press release announcing the declaration of the Company’s quarterly dividend of $.45 per share of common stock.  The dividend will be paid on October 26, 2009 to shareholders of record on October 12, 2009.

Item 9.01           Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated October 1, 2009 announcing the declaration of dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVRAN SELF STORAGE, INC.

		By:	/s/ DAVID L. ROGERS
David L. Rogers
Chief Financial Officer

Date:	October 1, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated October 1, 2009 announcing the declaration of dividend.

*Filed herewith